4. LITIGATION AND CLAIMS	9 Months Ended
Sep. 30, 2012
Notes to Financial Statements
4. LITIGATION AND CLAIMS

From time to time, the Company may be involved in various legal proceedings and claims arising in the ordinary course of business. Management believes that the disposition of these matters, individually or in the aggregate, is not expected to have a material adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the future results of operations or cash flows in a particular period.

As of September 30, 2012 and December 31, 2011, there was no accrual recorded for any potential losses related to pending litigation.